UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 15, 2006

INTERSTATE BAKERIES CORPORATION
Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the “Company”) and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the “Court”). On August 15, 2006, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended July 1, 2006. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.

	Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended July 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2006	INTERSTATE BAKERIES

CORPORATION

By: /s/ Ronald B. Hutchison

Ronald B. Hutchison

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended July 1, 2006.

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